UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2010 (April 9, 2010)

GUANWEI RECYCLING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53825

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8539-2532

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2010, The NASDAQ Stock Market approved the application of Guanwei Recycling Corp. (the “Company”) for the listing of its common stock, par value $0.001 per share (“Common Stock”).  The Company’s Common Stock will begin trading on the NASDAQ Capital Market on April 15, 2010 under the symbol GPRC.  The transfer of the listing of the Company’s Common Stock from the OTC Bulletin Board to the NASDAQ Capital Market was authorized by the Company’s board of directors.  On April 14, 2010, the Company issued a press release announcing the listing of its Common Stock on the NASDAQ Capital Market. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on April 9, 2010, Mr. You Jianli resigned as a director of the Company. Following Mr. You’s resignation, the Board of Directors of the Company (the “Board”) is comprised of a majority of independent directors, which the Company believes is consistent with corporate governance best practices and is in compliance with the listing standards of the NASDAQ Capital Market.

Mr. You’s resignation is not the result of disagreement with the Company on any matter and Mr. You remains the Workshop General Manager of the Company’s operating subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd. – a position he has held since 2005. At the time of his resignation, Mr. You was a member of the Board’s Compensation Committee. At this time, no new director will be elected to fill the vacancy created by Mr. You’s resignation.

Item 8.01	Other Events.

In conjunction with the resignation of Mr. You, the Board unanimously approved changes to the membership of its Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee. Effective on April 9, 2010, the Audit Committee is comprised of Howard Barth (Chair), Wang Rui and Qin Jingshou, the Corporate Governance and Nominating Committee is comprised of Wang Changzhu (Chair), Wang Rui and Qin Jingshou, and the Compensation Committee is comprised of Wang Rui (Chair), Wang Changzhu and Qin Jingshou. Each member of the foregoing committees is an independent director of the Company.

Item 9.01.  Financial Statements and Exhibits.

       (d)   Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated April 14, 2010.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2010

GUANWEI RECYCLING CORP.

By:	/s/ Chen Min
Name:	Chen Min
Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated April 14, 2010.